PAGE 1
Keystone High Income Bond Fund (B-4)
Seeks generous income primarily from high yield corporate bonds.

Dear Shareholder:

We are writing to report to you on the performance of Keystone High Income Bond Fund (B-4) for the six-month period which ended January 31, 1996.

Performance

Keystone High Income Bond Fund (B-4) produced a total return of -0.79% for the six-month period and 10.87% for the twelve months which ended January 31, 1996. The Lehman Aggregate Bond Index returned 7.25% and 16.94% for the same six- and twelve-month periods.

  Despite positive performance from most of your Fund's holdings, problems with several bond holdings held back Fund returns during the six-month period. Our strategy of upgrading the overall portfolio quality and increasing the trading liquidity of portfolio holdings contributed positively to Fund performance. But these gains were limited by price declines of a few issues. We have been making efforts to reduce our exposure to these issues by continuing our policy of upgrading the quality and liquidity of the portfolio and by reducing selected holdings. We think this approach has been appropriate, especially in light of slowing economic growth.

  We have continued to make changes to the portfolio to reduce the potential for price fluctuations. During the period, we reduced the Fund's equity holdings to 6% of the portfolio, replacing these holdings with income-producing bonds. We also have increased the diversification of the portfolio to reduce the affect of individual holdings on overall Fund performance. This process has involved both increasing the number of issues and reducing the size of some of your Fund's largest holdings. At the same time, we also decreased holdings of less liquid positions whenever possible to improve trading liquidity.

  We believe these changes, which focus on higher quality, more liquid holdings and a more diversified portfolio, give your Fund greater opportunity to achieve consistent performance.

Attractive income in a low rate environment

In today's environment, we think high yield corporate bonds continue to offer investors relatively good yields. As interest rates declined during the period, many investors moved into the high yield market to maintain income. In fact, after subtracting inflation, real yields have been near historical highs.

  The changes to the Fund's asset allocation should provide the opportunity for relatively high income and consistent total returns. We have continued to select bonds based on what we think are good values, weighing the opportunity for higher yield against a careful examination of liquidity and credit risk. Our goal remains to provide shareholders with above average yield and consistent performance over the long term.


                                                                   -continued-

PAGE 2
Keystone High Income Bond Fund (B-4)

Outlook

As we move into 1996, we have attempted to position your Fund for the environment. Over the next twelve months we expect interest rates to remain low and economic growth should be slow. Historically, this type of environment has not favored high yield bonds because they tend to be affected by the economic cycle. Based on this outlook, high yield bonds may experience some price declines. We expect that your Fund's total returns may be slightly less than the Fund's dividend. Nevertheless, we believe we are prepared for this environment by our emphasis on higher quality bonds with good liquidity and improved diversification.

  On January 31, 1996, Donald Keller retired from Keystone Investments after many years of distinguished service at Keystone and as portfolio manager of your Fund. Mr. Keller shared responsibility for leading Keystone's high yield bond group with Richard Cryan, who has assumed responsibility for managing your Fund. Mr. Cryan has more than 16 years of investment experience and is also portfolio manager of Keystone Strategic Income Fund. We look forward to Mr. Cryan's contribution as portfolio manager of your Fund.

  Thank you for your continued support of Keystone High Income Bond Fund (B-4). We encourage you to write to us with questions or comments about your investment.

Sincerely,

[signature]Albert H Elfner III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature]George S Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

March 1996

           [photo]                 [photo]
  Albert H. Elfner, III       George S. Bissell

Keystone Introduces Investment Insight Line for Shareholders
Now you can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear senior portfolio manager Richard Cryan discuss his latest strategy for Keystone's high yield bond funds. You can also listen to Keystone's overall market outlook from James McCall, chief investment officer. The service is available 24 hours a day, seven days a week and updated at least monthly.

Keystone Investment Insight Line                       1-800-346-3858, Press 2
Keystone High Yield Bond Update                        Press 5

                              A Discussion With
                              Your Fund Manager


                                   [photo]
Richard Cryan is a portfolio manager of the Fund and heads Keystone's high yield bond team. Mr. Cryan has more than 16 years of investment experience, and served as president of Wasserstein Perella Asset Management and also as portfolio manager at Fidelity Investments. Dick received his BS from the University of Colorado and his MBA from Columbia University. With the six members of the high yield bond team, Mr. Cryan and his team research, analyze and evaluate high yield bonds for the Fund.


[Q] How would you characterize the investment climate for bonds over the past six months?

[A] The market environment was generally positive for government and investment grade corporate bonds, but less so for high yield corporate issues. The decline in interest rates and slower economy were a boon for Treasury bonds. For high yield bond investors, however, slower economic growth correlates with a higher possibility of defaults. In addition, volatility in certain sectors of the stock market, notably high technology stocks, affected the high yield bonds issued by those companies.

[Q] What was your strategy in this environment?

[A] With prospects of slower growth on the horizon, we used a three-part strategy in managing your Fund:

 1) We continued upgrading the portfolio with higher quality bonds to increase liquidity and reduce exposure to default risk, a defensive strategy we initiated about two years ago. Higher quality bonds have tended to be more liquid than lower quality issues. As of January 31, 1996, higher quality BB-rated bonds accounted for about 28% of portfolio holdings, up from 23% on July 31, 1995.

 2) We decreased our equity exposure and reinvested the proceeds in higher quality corporate bonds. We reduced the percentage of equity holdings from 12% to 6% of net assets during the six-month period. Traditionally, higher quality high yield bonds, such as those rated BB, offer greater liquidity and stability in uncertain market environments.

 3) We increased diversification, both by adding to holdings and reducing large positions. The total number of issues rose from 135 on July 31, 1995 to 139 as of January 31, 1996 and individual holdings are more evenly distributed. We believe that greater diversification should help reduce the affect of any one credit on the Fund's performance.

Fund Profile
Objective: Seeks generous income primarily from high yield corporate bonds
Commencement of investment operations: September 11, 1935
Number of issues: 139
Average quality: B+
Net assets: $668 million
Newspaper listing: "HiIncB4"

PAGE 4
Keystone High Income Bond Fund (B-4)

[Q] How did the Fund fare during the six months?

[A] Despite positive performance for most of the Fund's holdings, a few issues were disappointing, which held back overall Fund performance. In September, AMPEX, our largest holding, lost about 25% of its value when the company's stock experienced a significant price decline. Since the end of the period, the Fund's holding of AMPEX stock has rebounded strongly. The following month, Drypers, another significant holding, was hit with unanticipated credit problems. Although it was very thinly traded, we were able to sell it and limit our exposure to further losses. A third issue, Grand Palais, provided an unpleasant surprise to many experienced investors. The bonds were part of a high profile partnership to build the world's largest casino in downtown New Orleans. In November, senior management of one of the partners filed comments with the Securities and Exchange Commission indicating that the project was on track. Four days later, the bank pulled the project's construction loan and Grand Palais bonds essentially lost their value.

 These events had a dampening effect on the Fund's performance during the six-month period. An experience like this demonstrates that despite the most thorough research and ongoing monitoring of Fund holdings, business and credit problems do occasionally arise in this segment of the bond market. Lower-rated corporate bonds historically have provided high yields, but they also entail greater risks than other bond investments. By upgrading the quality of the Fund's holdings and increasing our level of diversification, we believe we can minimize but not necessarily eliminate the possibility of similar events in the future.

[Q] What types of bonds did you emphasize?

[A] We emphasized bonds in several areas. Many of our holdings were in media and cable issues, such as wireless communications and telecommunications. We believe these industries offer attractive opportunities for steady growth, regardless of economic conditions. We also increased our holdings in the health care area. This sector has improving fundamentals and defensive characteristics which we like in a slow growth economy. We also emphasized several transportation issues which we think should benefit from worldwide shipping and from increased global trade. Packaging is another area of interest which we believe has been experiencing improving fundamentals and cost cutting.

[Q] What is your outlook?

[A] Supply and demand characteristics remain positive for high yield bonds. Investor demand is very heavy, because rates on other income investments are close to historic lows. Heading into 1996, we expect supply to be plentiful, but not overwhelming. New issues have recently been well-received and seem favorably priced. We will continue to pay careful attention to research and credit quality as we move into this slower growth environment. We expect that most of investors' returns will come from income rather than appreciation in the coming months.

[Q] Are high yield bonds still a good investment?

[A] We believe high yield bonds will continue to be valuable for long-term investors who want to maximize income. The greater risk associated with high yield bonds requires investors to be more prepared for the possibility of price changes than investors in high quality bonds. It also argues for the professional management and diversification provided by mutual funds.

Your Fund's Performance

***************************[mountain chart]***********************************

Growth of an investment in
Keystone High Income Bond Fund (B-4)

In Thousands

         Initial         Reinvested
         Investment      Distributions

1/86     10000           10000
          9988           11337
1/88      8502           10821
          8366           12047
1/90      6460           10705
          4319            8568
1/92      5594           12893
          5829           14967
1/94      6708           18965
          5223           16131
1/96      5186           17884

Total Value: $17,884

A $10,000 investment in Keystone High Income Bond (B-4) made on January 31, 1986 with all distributions reinvested was worth $17,884 on January 31, 1996. Past performance is no guarantee of future results.
*******************************************************************************

Six-Month Performance                                   as of January 31, 1996

Total return*                   -0.79%
Net asset value 7/31/95        $ 4.42
1/31/96                        $ 4.19
Dividends                      $ 0.19
Capital gains                   None

* Before deduction of contingent deferred sales charge (CDSC).


Historical Record                                       as of January 31, 1996

                              If you       If you did
Cumulative total return       redeemed     not redeem
1-year                           7.89%        10.87%
5-year                         108.72%       108.72%
10-year                         78.84%        78.84%
Average annual total return
1-year                           7.89%        10.87%
5-year                          15.85%        15.85%
10-year                          5.99%         5.99%


Top 10 Holdings
as of January 31, 1996
                                             Percent of
Security/Yield/Maturity date                 net assets
Ampex                                            2.3
Specialty Equipment (common stock)               2.0
Ampex 9.56%,* 1997                               1.8
Iowa Select Farms, 15.26%,* 2004                 1.6
Reliance Group Holdings, 9.750%, 2003            1.6
Comcast Cellular, 13.42%,* 2000                  1.5
Arcadian Partners LP, 10.750%, 2005              1.5
Iowa Select Farms, 13.72%,* 2004                 1.3
Great American Cookie, 10.875%, 2001             1.2
Key Plastics, 14.000%, 1999                      1.2

* effective yield

The "If you redeemed" returns reflect the deduction of the 3% contingent deferred sales charge (CDSC) for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

Keystone High Income Bond Fund (B-4)

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

                                                               Interest  Maturity       Par           Market
                                                                  Rate      Date       Value          Value
----------------------------------------------------------------------------------------------------------------
FIXED INCOME (90.2%)
INDUSTRIAL BONDS & NOTES (88.3%)
ADVERTISING & PUBLISHING (2.6%)
EZ Communications, Inc.               Sr. Notes (Subord.)         9.750%    2005    $ 3,000,000    $  3,060,000
K III Communications Corp. (g)        Sr. Notes                   8.500     2006      4,000,000       4,015,000
Lamar Advertising Co.                 Sr. Secd. Notes            11.000     2003      4,000,000       4,120,000
Sinclair Broadcast Group, Inc.        Sr. Notes (Subord.)        10.000     2005      6,000,000       6,210,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     17,405,000
----------------------------------------------------------------------------------------------------------------
AEROSPACE (1.0%)
SabreLiner, Inc.                      Sr. Notes                  12.500     2003      7,600,000       6,992,000
----------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION (2.7%)
Atlas Air, Inc.                       Pass thru Cert.            12.250     2002      4,000,000       4,200,000
CHC Helicopter Corp.                  Sr. Notes (Subord.)        11.500     2002      7,500,000       6,693,750
Continental Airlines, Inc.            Sr. Equip.Trust Cert.      16.000     1999      1,206,824       1,206,824
Northwest Airlines Trust              Notes (Subord.)            13.875     2008      5,000,000       5,900,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     18,000,574
----------------------------------------------------------------------------------------------------------------
AMUSEMENTS (4.1%)
Affinity Group, Inc.                  Gtd. Sr. Notes
                                        (Subord.)                11.500     2003      7,000,000       7,175,000
Grand Casinos, Inc.                   1st Mtg. Notes             10.125     2003      4,000,000       4,320,000
Hemmeter Enterprises, Inc. (a)        Unit (Sr. Secd. PIK
  (d) (g)                             Notes/Wts.)                12.000     2000     16,097,838       5,634,329
Resorts International Hotel           1st Mtge. Notes            11.000     2003      6,000,000       5,820,000
Six Flags Theme Parks, Inc.           Sr. Notes (Subord.)        12.250     2005      5,000,000       4,250,000
Starcraft Corp. (01/13/88--
  $1,378,018) (a) (b) (d)             Notes (Subord.)            16.500     1998      6,925,000         138,500
----------------------------------------------------------------------------------------------------------------
                                                                                                     27,337,829
----------------------------------------------------------------------------------------------------------------
BROADCASTING (1.5%)
Fundy Cable LTD                       Sr. Notes                  11.000     2005      4,825,000       5,078,311
People's Choice T.V. Corp.            Unit (Sr. Disc.
  (Eff. Yield 12.47%) (c)             Notes/Wts.)                 0.000     2004      8,000,000       5,080,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     10,158,311
----------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (4.2%)
Alpine Group, Inc. (g)                Sr. Notes                  12.250     2003      7,000,000       6,860,000
HMH Properties, Inc.                  Sr. Secd. Notes             9.500     2005      7,000,000       7,210,000
Koppers Industries, Inc.              Sr. Notes                   8.500     2004      4,000,000       3,920,000
Schuller International Group,
  Inc.                                Sr. Notes                  10.875     2004      6,000,000       6,750,000
Teekay Shipping Corp.                 1st Pfd. Ship. Mtge.
                                        Notes                     8.320     2008      3,000,000       3,015,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     27,755,000
----------------------------------------------------------------------------------------------------------------


PAGE 7

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)
                                                               Interest  Maturity       Par           Market
                                                                  Rate      Date       Value          Value
----------------------------------------------------------------------------------------------------------------
CABLE (7.0%)
Adelphia Communications Corp.         Sr. Notes                  12.500%    2002    $ 6,000,000    $  6,045,000
Bell Cablemedia PLC (Eff. Yield
  10.67%) (c)                         Sr. Disc. Notes             0.000     2005      6,675,000       4,397,156
Cablevision Systems Corp.             Sr. Disc. Notes             9.875     2013      5,000,000       5,350,000
Comcast Celluar Corp. (Eff. Yield
  13.42%) (c)                         Part. Disc. Notes           0.000     2000     13,000,000      10,010,000
Comcast Corp.                         Sr. (Subord.)(Deb.)        10.625     2012      7,000,000       7,980,000
Continental Cablevision, Inc.         Sr. Deb.                    9.000     2008      1,000,000       1,052,500
Continental Cablevision, Inc.         Sr. Deb.                    9.500     2013      6,000,000       6,495,000
Marcus Cable (Eff. Yield 12.06%)
  (c)                                 Sr. Disc. Notes             0.000     2004      7,000,000       5,267,500
----------------------------------------------------------------------------------------------------------------
                                                                                                     46,597,156
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (0.8%)
Lanesborough Corp. (e)                Sr. Secd. Notes
                                        (Subord.)                10.000     2000      6,601,000       5,346,810
----------------------------------------------------------------------------------------------------------------
CHEMICALS (6.4%)
Arcadian Partners LP                  Sr. Notes                  10.750     2005      9,000,000       9,990,000
G I Holdings, Inc. (Eff. Yield
  8.70%) (c)                          Sr. Notes                   0.000     1998      6,500,000       5,216,250
Harris Chemicals North America,
  Inc.
  (Eff. Yield 10.56%) (c)             Sr. Sec. Disc. Notes        0.000     2001      7,000,000       6,965,000
Key Plastics, Inc.                    Sr. Notes, Series B        14.000     1999      8,000,000       8,180,000
Scotts Co.                            Sr. Notes (Subord.)         9.875     2004      3,000,000       3,255,000
Sherritt Gordon Ltd.                  Sr. Notes                   9.750     2003      6,000,000       6,502,500
Sifto Canada, Inc.                    Sr. Notes                   8.500     2000      3,000,000       2,977,500
----------------------------------------------------------------------------------------------------------------
                                                                                                     43,086,250
----------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (1.7%)
International Semi-Tech
  Electronics, Inc.
  (Eff. Yield 11.96%) (c)             Sr. Secd. Disc. Notes       0.000     2003     11,000,000       6,435,000
Revlon Consumer Products Corp.        Sr. Notes (Subord.)        10.500     2003      5,000,000       5,175,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     11,610,000
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (0.4%)
Jordan Industries, Inc.               Sr. Notes                  10.375     2003      3,000,000       2,703,750
----------------------------------------------------------------------------------------------------------------

FINANCE (2.7%)
American Life Holding Co.             Sr. Notes (Subord.)        11.250     2004      5,500,000       5,830,000
APP International Finance Co.
  B.V.                                Gtd. Secd. Sr. Notes       11.750     2005      5,000,000       4,925,000
PMI Acquisition Corp.                 Sr. Notes (Subord.)        10.250     2003      1,750,000       1,820,000
Tembec Finance Corp.                  Gtd. Sr. Notes              9.875     2005      5,500,000       5,307,500
----------------------------------------------------------------------------------------------------------------
                                                                                                     17,882,500
----------------------------------------------------------------------------------------------------------------

                                                                                        (continued on next page)


PAGE 8

Keystone High Income Bond Fund (B-4)

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)
                                                               Interest  Maturity       Par           Market
                                                                  Rate      Date       Value          Value
----------------------------------------------------------------------------------------------------------------
FOODS (6.5%)
American Rice, Inc.                   Mtg. Notes                 13.000%    2002    $ 7,500,000    $  7,050,000
Bruno's Supermarket, Inc.             Sr. Notes                  10.500     2005      5,000,000       4,925,000
Cott Corp.                            Sr. Notes                   9.375     2005      3,500,000       3,552,500
Iowa Select Farms (Eff. Yield
  13.72%) (2/04/94--$14,480,865)
  (b) (c) (e)                         Sr. Disc. Notes             0.000     2004     17,063,000       8,487,989
Iowa Select Farms (Eff. Yield
  15.26%) (8/02/94--$8,977,379)       Sr. Disc. Notes,
  (b) (c) (e)                         Series A                    0.000     2004     21,370,000      10,630,507
PM Holdings Corp. (Eff. Yield         Unit (Sr. Disc.
  11.62%) (c)                         Notes/Wts.)                 0.000     2005      8,812,000       4,758,480
TLC Beatrice International
  Holdings, Inc.                      Sr. Secd. Notes            11.500     2005      4,000,000       4,000,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     43,404,476
----------------------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES (4.2%)
Community Health Systems, Inc.        Sr. Deb. (Subord.)         10.250     2003      6,000,000       6,540,000
Dynacare, Inc.                        Sr. Notes                  10.750     2006      2,400,000       2,472,000
Livingwell, Inc. (5/28/86--
  $1,972,500) (a) (b) (d)             Sr. Deb. (Subord.)         13.875     1996      2,200,000          44,000
Livingwell, Inc. (5/28/86--
  $2,153,250) (a) (b) (d)             Sr. Deb. (Subord.)         13.125     2001      2,000,000          40,000
Prime Hospitality Corp.               1st Mtge. Notes             9.250     2002      5,000,000       5,006,250
Quorum Health Group, Inc.             Sr. (Subord.) Notes         8.750     2005      7,000,000       7,437,500
Tenet Healthcare Corp.                Sr. Notes                   8.625     2003      6,150,000       6,595,875
----------------------------------------------------------------------------------------------------------------
                                                                                                     28,135,625
----------------------------------------------------------------------------------------------------------------
INSURANCE (3.6%)
CCP Insurance                         Sr. Notes                  10.500     2004      7,000,000       7,717,500
Chartwell Re Corp.                    Sr. Notes                  10.250     2004      5,500,000       5,843,750
Reliance Group Holdings, Inc.         Sr. Deb. (Subord.)          9.750     2003     10,000,000      10,350,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     23,911,250
----------------------------------------------------------------------------------------------------------------
METALS & MINING (3.5%)
Algoma Steel, Inc.                    1st Mtge. Notes            12.375     2005      2,000,000       1,840,000
Bethlehem Steel Corp.                 Sr. Notes                  10.375     2003      4,000,000       4,300,000
Inland Steel Co.                      Unsecd. Notes              12.750     2002      5,000,000       5,700,000
NS Group, Inc.                        Units (Sr. Secd.
                                        Notes/Wts.)              13.500     2003      1,675,000       1,524,250
WCI Steel, Inc.                       Sr. Notes, Series B        10.500     2002      5,000,000       4,968,750
Wheeling Pittsburgh Corp.             Sr. Notes                   9.375     2003      5,000,000       4,800,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     23,133,000
----------------------------------------------------------------------------------------------------------------
NATURAL GAS (1.1%)
TransTexas Gas Corp.                  Sr. Notes                  11.500     2002      7,000,000       7,175,000


PAGE 9

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)
                                                               Interest  Maturity       Par           Market
                                                                  Rate      Date       Value          Value
----------------------------------------------------------------------------------------------------------------
OIL (4.3%)
Chatwins Group, Inc.                  Sr. Notes                  13.000%    2003    $ 4,500,000    $  3,735,000
Crown Central Petroleum Corp.         Sr. Notes                  10.875     2005      7,000,000       7,385,000
Plains Resources, Inc.                Sr. Notes (Subord.)        12.000     1999      5,000,000       5,250,000
Stena AB                              Sr. Notes                  10.500     2005      7,000,000       7,262,500
Vintage Pete, Inc.                    Sr. Notes (Subord.)         9.000     2005      5,000,000       5,150,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     28,782,500
----------------------------------------------------------------------------------------------------------------
OIL SERVICES (1.6%)
Dual Drilling Co.                     Sr. Notes (Subord.)         9.875     2004      4,550,000       5,016,375
Gulf Canada Resources Ltd.            Sr. Notes (Subord.)         9.625     2005      5,175,000       5,524,313
----------------------------------------------------------------------------------------------------------------
                                                                                                     10,540,688
----------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (3.7%)
Calmar, Inc. (g)                      Sr. (Subord.) Notes        11.500     2005      7,000,000       7,087,500
Gaylord Container Corp. (Eff.
  Yield 8.25%) (c)                    Sr. Notes                   0.000     2005      6,000,000       5,940,000
Owens--Illinois, Inc.                 Sr. Deb.                   11.000     2003      6,000,000       6,795,000
Repap New Brunswick, Inc.             Sr. Notes                  10.625     2005      5,000,000       4,850,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     24,672,500
----------------------------------------------------------------------------------------------------------------
RESTAURANTS (2.3%)
Great American Cookie Co., Inc.       Sr. Secd. Notes,
  (12/01/93--$9,950,000) (b)          Series B                   10.875     2001     10,000,000       8,250,000
Pantry, Inc.                          Sr. Notes, Series B        12.000     2000      7,000,000       6,877,500
----------------------------------------------------------------------------------------------------------------
                                                                                                     15,127,500
----------------------------------------------------------------------------------------------------------------
RETAIL (4.6%)
Big 5 Holdings, Inc.                  Sr. Notes (Subord.)        13.625     2002      5,500,000       4,812,500
Cole National Group, Inc.             Sr. Notes                  11.250     2001      4,500,000       4,556,250
Finlay Fine Jewelry Corp.             Sr. Notes                  10.625     2003      5,000,000       4,825,000
Pamida, Inc.                          Sr. Notes (Subord.)        11.750     2003      7,000,000       5,180,000
Ralphs Grocery Co.                    Sr. Notes                  10.450     2004      5,500,000       5,472,500
Service Merchandise Co.               Sr. Deb. (Subord.)          9.000     2004      7,000,000       5,775,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     30,621,250
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY (1.8%)
Ampex Corp. (Eff. Yield 9.56%)
  (03/22/94--$9,380,778) (b) (c)      Disc. Conv. Bonds,
  (e)                                 Series C                    0.000     1997     10,273,000      11,998,864
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (11.8%)
American Media Operations, Inc.       Sr. Notes (Subord.)        11.625     2004      6,000,000       6,225,000
Centennial Cellular Corp.             Sr. Notes                   8.875     2001      5,000,000       4,962,500
Diamond Cable Communications
  (Eff. Yield 11.35%) (c)             Sr. Disc. Notes             0.000     2005      2,175,000       1,326,750

                                                                                        (continued on next page)


PAGE 10

Keystone High Income Bond Fund (B-4)

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)
                                                               Interest  Maturity       Par           Market
                                                                  Rate      Date       Value          Value
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Diamond Cable (Eff. Yield 11.57%)
  (c)                                 Sr. Disc. Notes             0.000%    2004    $ 7,000,000    $  5,092,500
MFS Communication (Eff. Yield
  8.60%) (c)                          Sr. Disc. Notes             0.000     2006      5,000,000       3,281,250
MFS Communication (Eff. Yield
  8.49%) (c)                          Sr. Disc. Notes             0.000     2004      8,000,000       6,340,000
Mobile Telecommunication              Sr. (Subord.) Disc.
  Technology                          Notes                      13.500     2002      7,000,000       7,787,500
One Communications Corp. (Eff.
  Yield 13.42%) (c)                   Sr. Disc. Notes             0.000     2004     10,000,000       5,525,000
Pagemart, Inc. (Eff. Yield            Unit (Sr. Disc.
  10.36%) (c)                         Notes/Wts.)                 0.000     2003      9,000,000       6,840,000
Pagemart Nationwide, Inc. (Eff.       Unit (Sr. Disc.
  Yield 10.80%) (c)                   Notes/Wts.)                 0.000     2005      7,000,000       4,672,500
Paxson Communications Corp. (g)       Sr. Notes (Subord.)        11.625     2002      4,000,000       4,210,000
Pricecellular Wireless Corp.
  (Eff. Yield 10.64%) (c)             Sr. Disc. Notes             0.000     2003      5,750,000       4,628,750
Telewest PLC (Eff. Yield 9.86%)
  (c)                                 Sr. Disc. Deb.              0.000     2007     11,000,000       6,765,000
Videotron Group Ltd.                  Deb. (Subord.) Voting
                                        Conv.                      10.625     2005      3,750,000       4,096,875
Videotron Holdings PLC (Eff.
  Yield 9.97%) (c)                    Sr. Disc. Notes             0.000     2005     11,000,000       7,150,000
----------------------------------------------------------------------------------------------------------------
                                                                                                     78,903,625
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION (3.0%)
Eletson Holdings, Inc.                1st Pfd. Mtge. Notes        9.250     2003      6,000,500       6,030,503
Gearbulk Holding Ltd.                 Sr. Notes                  11.250     2004      6,500,000       7,036,250
Viking Star Shipping, Inc.            1st Pfd. Ship. Mtge.
                                        Notes                     9.625     2003      7,000,000       7,332,500
----------------------------------------------------------------------------------------------------------------
                                                                                                     20,399,253
----------------------------------------------------------------------------------------------------------------
UTILITIES (1.2%)
Consolidated Hydro, Inc.
  (6/15/93--$8,811,783)
  (Eff. Yield 12.26%) (b) (c)         Sr. Disc. Notes             0.000     2003     13,400,000       5,360,000
KCS Energy, Inc. (g)                  Sr. Notes                  11.000     2003      2,470,000       2,531,750
----------------------------------------------------------------------------------------------------------------
                                                                                                      7,891,750
----------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (COST--$605,331,024)                                                 589,572,461
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS)
(1.9%)
Indah Kiat International Finance
  Co. B.V.                            Gtd. Secd. Notes           11.875     2002      8,000,000       8,160,000
Yacimientos Petroliteros Fiscales
  S.A. (YPF)                          Unsecd. Deb.                8.000     2004      4,500,000       4,286,250
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (COST--$12,029,106)                                               12,446,250
----------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (COST $617,360,130)                                                              602,018,711
----------------------------------------------------------------------------------------------------------------
                                                                                       Shares
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS/RIGHTS/WARRANTS (4.2%)
Ampex Corp., Class A
  (11/20/92--$2,496,443) (b) (d) (e)                                                    947,348       3,552,555
Ampex Corp., Class C
  (11/20/92--$1,433,908) (b) (d) (e)                                                  1,067,094       4,001,602
Chatwins Group, Inc., wts.
  (d)                                                                                     9,500           4,750
CHC Helicopter Corp., wts.
  (d)                                                                                    76,000          38,000


PAGE 11

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)
                                                                                                    Market
                                                                                       Shares       Value
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS/RIGHTS/WARRANTS (CONTINUED)
Cookies USA, Inc., wts. (d)                                                               1,800    $     22,500
Dial Page, Inc., wts. (d)                                                                 9,510              95
Dimac Corp. (d) (g)                                                                      55,481       1,525,727
Finlay Enterprises, Inc. (d)                                                              4,533          49,863
Grand Palais Casinos, Inc., Series A, wts. (8/15/94--$2,507) (a) (b)
  (d) (e)                                                                               250,735             251
Grand Palais Casinos, Inc., Series B, wts.
  (8/15/94--$1,368) (a) (b) (d) (e)                                                     136,765             137
Grand Palais Casinos, Inc., Series C, wts. (8/15/94--$12,080) (a) (b)
  (d) (e)                                                                             1,208,088           1,208
Grand Palais Casinos, Inc., Series D, wts. (1/28/93--$680,643) (a)
  (b) (d) (e)                                                                           680,643             681
Grand Palais Casinos, Inc., Ltd. Liab. Int. (8/15/94--$0) (a) (b) (d)
  (e)                                                                                   931,379             931
Hemmeter Enterprises, Inc., wts. (a) (d)
  (g)                                                                                   270,532             271
Hemmeter Enterprises, Inc., wts. (a) (d)
  (g)                                                                                   695,643             696
Hollywood Casino Corp., Class A (d)                                                     722,865       3,162,534
Iowa Select Farm, wts. (2/04/97--$3,116,147) (b) (d) (e)                                384,330         384,330
Lanesborough Corp. (d) (e)                                                                9,065              91
Pagemart, Inc., wts. (d) (g)                                                             83,030         332,120
PM Holdings Corp. (d)                                                                     2,964               3
Sabreliner Corp., wts. (d)                                                                7,600               8
Specialty Equipment Cos., Inc. (d) (e)                                                1,183,200      13,311,000
Specialty Foods Acquisition Corp. (d)                                                   131,250          98,437
UCC Investors Holding, Inc. (d)                                                         199,600       1,796,400
----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/RIGHTS/WARRANTS (COST--$14,086,892)                                              28,284,190
----------------------------------------------------------------------------------------------------------------
PREFERRED STOCK (2.2%)
Ampex Corp. (11/22/92--$23,987,332) (b) (d) (e)                                          24,562      15,004,312
US Africa Airways (06/02/94--$11,000,000) (a) (b) (d) (e)                                11,000              11
----------------------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK (COST $34,987,332)                                                             15,004,323
----------------------------------------------------------------------------------------------------------------
MISCELLANEOUS INVESTMENT (0.0%) (COST--$424,084)
Gold River Hotel and Casino Corp.
  (09/01/92--$424,084) (a) (b) (d) Liquidating R.E.
  Trust                                                                              10,775,000         107,750
----------------------------------------------------------------------------------------------------------------
                                                                 Interest   Maturity     Maturity
                                                                   Rate       Date        Value
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.7%)
Keystone Joint Repurchase Agreement
  (Investments in repurchase agreements,
  in a joint trading account, purchased
  1/31/96) (Cost $4,521,000) (f)                                  5.939   02/01/96  $ 4,521,746        4,521,000
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$671,379,438)                                                               649,935,974
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (2.7%)                                                              17,686,911
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                                $ 667,622,885
----------------------------------------------------------------------------------------------------------------

                                                      (continued on next page)

PAGE 12
Keystone High Income Bond Fund (B-4)

SCHEDULE OF INVESTMENTS--January 31, 1996
(Unaudited)

(a) Securities which have defaulted on payment of interest and/or principal. The Fund has stopped accruing income on those securities.

(b) All or a portion of these securities are either (1) restricted (i.e., securities which may not be publicly sold without registration under the Federal Securities Act of 1933) or (2) otherwise illiquid and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. Date of acquisition and cost are set forth in parentheses after the title of the restricted securities. On the date of acquisition there were no market quotations on similar securities and the above securities were valued at acquisition cost. At January 31, 1996, the fair value of these restricted securities was $68,003,628 (10.2% of the Fund's net assets).

(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(d) Non-income-producing security.

(e) Affiliated issuers are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. At January 31, 1996, the fair value of these securities was $72,721,279 (10.9% of the Fund's net assets).

(f) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at January 31, 1996.

(g) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                                            Year Ended July 31,
                                                           ----------------------------------------------------
                                          Six Months
                                             Ended
                                       January 31, 1996      1995       1994       1993       1992        1991
===================================    =================    =======    =======    =======    =======   ========
                                          (Unaudited)
Net asset value beginning of period        $   4.42        $   4.68   $   5.13   $   4.74   $   4.19    $   5.02
-----------------------------------      ---------------      -----      -----      -----      -----      ------
Income from investment operations
Net investment income                          0.18            0.38       0.38       0.45       0.49        0.61
Net realized and unrealized gain
  (loss) on investments                       (0.22)          (0.15)     (0.38)      0.44       0.58       (0.72)
-----------------------------------      ---------------      -----      -----      -----      -----      ------
Total income from investment
  operations                                  (0.04)           0.23       0.00       0.89       1.07       (0.11)
-----------------------------------      ---------------      -----      -----      -----      -----      ------
Less distributions from
Net investment income                         (0.19)          (0.37)     (0.38)     (0.45)     (0.50)      (0.72)
In excess of net investment income             0.00           (0.02)     (0.07)     (0.05)     (0.02)       0.00
Tax basis return of capital                    0.00           (0.10)      0.00       0.00       0.00        0.00
-----------------------------------      ---------------      -----      -----      -----      -----      ------
Total distributions                           (0.19)          (0.49)     (0.45)     (0.50)     (0.52)      (0.72)
-----------------------------------      ---------------      -----      -----      -----      -----      ------
Net asset value end of period              $   4.19        $   4.42   $   4.68   $   5.13   $   4.74    $   4.19
===================================      ===============      =====      =====      =====      =====      ======
Total Return (a)                              (0.79%)          5.66%     (0.41%)    20.28%     27.25%       0.03%
Ratios/supplemental data
Ratios to average net assets
 Total expenses                                1.96%(b)(c)     2.03%      1.84%      2.06%      2.17%       2.34%
 Net investment income                         8.24%(c)        8.64%      7.57%      9.30%     10.86%      14.64%
Portfolio turnover rate                          46%             82%       110%       125%        94%         78%
-----------------------------------      ---------------      -----      -----      -----      -----      ------
Net assets end of period
  (thousands)                              $667,623        $764,965   $766,283   $972,164   $841,757    $710,590
===================================      ===============      =====      =====      =====      =====      ======

(a) Excluding applicable sales charges.

(b) The annualized expense ratio includes indirectly paid expenses for the six months ended January 31, 1996. Excluding indirectly paid expenses, the expense ratio would have been 1.94%.

(c) Annualized.

See Notes to Financial Statements.

PAGE 14
Keystone High Income Bond Fund (B-4)

STATEMENT OF ASSETS AND LIABILITIES--
January 31, 1996 (Unaudited)

Assets (Note 1)
 Investments at market value
  Unaffiliated issuers (identified cost--
    $592,904,025)                                  $  577,214,695
  Affiliated issuers (identified
    cost--$78,475,413)                                 72,721,279
------------------------------------------------      -----------
   Total investments                               $  649,935,974
------------------------------------------------      -----------
 Cash                                                          53
 Receivable for:
  Investments sold                                     24,806,124
  Dividends and interest                               12,240,719
  Fund shares sold                                        670,463
 Prepaid expenses and other assets                      2,109,634
------------------------------------------------      -----------
   Total assets                                       689,762,967
------------------------------------------------      -----------
Liabilities (Notes 1, 2 and 4)
 Payable for:
  Investments purchased                                19,238,740
  Fund shares redeemed                                    458,743
  Distributions to shareholders                         2,073,054
 Due to related parties                                     3,143
 Other accrued expenses                                   366,402
------------------------------------------------      -----------
   Total liabilities                                   22,140,082
------------------------------------------------      -----------
Net assets                                         $  667,622,885
================================================      ===========
Net assets represented by (Note 1)
 Paid-in capital                                   $1,209,073,259
 Accumulated distributions in excess of net
   investment income                                   (8,317,502)
 Accumulated net realized loss on investments
   and foreign currency related transactions         (511,689,408)
 Net unrealized depreciation on investments           (21,443,464)
------------------------------------------------      -----------
   Total net assets                                   667,622,885
================================================      ===========
Net Asset Value per share (Note 2)
 Net asset value of $667,622,885 / 159,436,210
   outstanding shares of beneficial interest       $         4.19
================================================      ===========

STATEMENT OF OPERATIONS--
Six Months Ended January 31, 1996 (Unaudited)

Investment income (Note 1)
 Interest:
  Unaffiliated issuers (net of foreign
     withholding taxes of $17,988)                     $ 36,270,631
  Affiliated issuers                                        482,182
--------------------------------------      -------      -----------
   Total income                                          36,752,813
--------------------------------------      -------      -----------
Expenses (Notes 2 and 4)
 Management fee                          $2,023,753
 Transfer agent fees                        956,778
 Accounting, auditing and legal             113,650
 Printing                                    15,564
 Custodian fees                             217,866
 Trustees' fees and expenses                 31,745
 Distribution Plan expenses               3,618,642
 Registration fees                           53,108
 Miscellaneous expenses                      35,869
--------------------------------------      -------      -----------
   Total expenses                         7,066,975
Less: Expenses paid indirectly
  (Note 4)                                  (60,873)
--------------------------------------      -------      -----------
Net expenses                                              7,006,102
--------------------------------------      -------      -----------
Net investment income                                    29,746,711
--------------------------------------      -------      -----------
Net realized and unrealized loss on investments and
   foreign currency related transactions (Notes 1 and 3)
Net realized gain on investments and
   foreign currency related
  transactions                                            9,457,206
Net change in unrealized depreciation
   on investments                                       (46,369,673)
--------------------------------------      -------      -----------
Net realized and unrealized loss
   on investments                                       (36,912,467)
--------------------------------------      -------      -----------
Net decrease in net assets resulting
   from operations                                     ($  7,165,756)
======================================      =======      ===========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Six Months Ended       Year Ended
                                                                       January 31, 1996     July 31, 1995
------------------------------------------------------------------     ------------------   --------------
                                                                         (Unaudited)
Operations (Notes 1 and 3)
Net investment income                                                   $  29,746,711       $  61,233,352
Net realized gain (loss) on investments and foreign currency
  related transactions                                                      9,457,206         (91,818,044)
Net change in unrealized appreciation (depreciation) on
  investments                                                             (46,369,673)         71,736,709
------------------------------------------------------------------      ----------------      ------------
  Net increase (decrease) in net assets resulting from operations          (7,165,756)         41,152,017
------------------------------------------------------------------      ----------------      ------------
Distributions to shareholders (Note 1)
 Net investment income                                                    (32,235,440)        (60,319,059)
  In excess of net investment income                                                0          (3,043,529)
  Tax basis return of capital                                                       0         (17,099,886)
------------------------------------------------------------------      ----------------      ------------
    Total distributions to shareholders                                   (32,235,440)        (80,462,474)
------------------------------------------------------------------      ----------------      ------------
Capital share transactions (Note 2)
 Proceeds from shares sold                                                 67,900,895         233,171,940
 Payments for shares redeemed                                            (144,227,933)       (240,425,711)
 Net asset value of shares issued in reinvestment of dividends and
  distributions                                                            18,386,233          45,245,958
------------------------------------------------------------------      ----------------      ------------
  Net increase (decrease) in capital share transactions                   (57,940,805)         37,992,187
------------------------------------------------------------------      ----------------      ------------
   Total decrease in net assets                                           (97,342,001)         (1,318,270)
------------------------------------------------------------------      ----------------      ------------
Net assets
 Beginning of period                                                      764,964,886         766,283,156
------------------------------------------------------------------      ----------------      ------------
End of period [Including accumulated distributions in excess of net investment income as follows: 1996--($8,317,502)
  and 1995--(5,828,773)] (Note 1)                                       $ 667,622,885       $ 764,964,886
==================================================================      ================    ==============

See Notes to Financial Statements.

PAGE 16
Keystone High Income Bond Fund (B-4)

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

(1.) Significant Accounting Policies

Keystone High Income Bond Fund (B-4) (formerly Keystone Custodian Fund, Series B-4) (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund seeks generous income primarily from high yield corporate bonds.

Keystone is a wholly-owned subsidiary of Keystone Investments Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting predominantly of members of current and former management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer and dividend disbursing agent.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ form these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

C. The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

  Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

D. In connection with portfolio purchases and sales denominated in foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts") to hedge certain foreign currency assets. Contracts are recorded at the forward rate and are marked-to- market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

E. Securities transactions are accounted for on the day after trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes.

F. The Fund distributes net investment income to shareholders monthly and net capital gains, if any, annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date. Distributions are determined from taxable net investment income and net capital gains and can differ from book basis net investment income and net capital gains. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the different treatment of 12b-1 expenses prior to April 1995 and net operating losses.

PAGE 18
Keystone High Income Bond Fund (B-4)

G. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                                        Six Months Ended       Year Ended
                                        January 31, 1996     July 31, 1995
-----------------------------------     ------------------   --------------
Sales                                      15,940,241          53,793,683
Redemptions                               (33,879,167)        (55,102,608)
Reinvestment of dividends and
  distributions                             4,322,823          10,479,964
-----------------------------------      ----------------      ------------
Net increase (decrease)                   (13,616,103)          9,171,039
===================================      ================      ============

  The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

  In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays dealers or others a commission equal to 4.00% of the price paid to the Fund for each sale of a Fund share as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others.

  To the extent Fund shares are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

  The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar year (approximately 1.25% annually) occurring after the inception of the Distribution Plan. Rules adopted by the National Association of Securities Dealers, Inc. ("NASD") limit the annual expenditures that the Fund may incur under the Distribution Plan to 1% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. NASD rules also will limit the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's 12b-1 Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

  KIDC intends, but is not obligated, to continue to pay or accrue distribution charges that exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC subsequent to January 1, 1992.

  Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

  During the six months ended January 31, 1996, the Fund paid $3,618,642 under its Distribution Plan, net of deferred sales charges, all of which was paid to KIDC. Under the NASD Rule, the maximum uncollected amount for which KIDC may seek payment from the Fund under its Distribution Plan is $6,942,148 (1.04% of the Fund's net assets at January 31, 1996).

(3.) Securities Transactions

As of July 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $517,160,000 which expires as follows: 1996-- $16,070,000; 1997--$43,981,000; 1998-- $93,048,000; 1999--$91,149,000; 2000--
$122,350,000; 2002--$44,605,000; 2003-- $105,957,000.

 Cost of purchases and proceeds from sales of investment securities excluding short-term securities during the six months ended January 31, 1996 were $318,142,439 and $382,199,879 respectively.

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, that start at 0.50% and decline, as net assets increase to 0.25% per annum, to the net asset value of the Fund.

  KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the six months ended January 31, 1996, the Fund paid or accrued to KMI investment management and administrative services fees of $2,023,753 which represented 0.56% of the Fund's average net assets on an annualized basis. Of such amount paid to KMI, $1,720,190 was paid to Keystone for its services to the Fund.

  During the six months ended January 31, 1996, the Fund paid or accrued to KII $6,497 for certain accounting services and to KIRC $956,778 for transfer agent fees.

  The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1996 the Fund paid custody fees in the amount of $156,993 and received a credit of $60,873 pursuant to the expense offset arrangement resulting in a total expense of $217,866. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

(5.) Distributions to Shareholders

A distribution of net investment income of $0.031 per share was declared payable on March 6, 1996 to shareholders of record February 23, 1996. This distribution is not reflected in the accompanying financial.

[1 pg. cover]

[front]

                                    KEYSTONE

                     [photo of man and boy w/baseball mitt]

                                   HIGH INCOME
                                 BOND FUND (B-4)


                                [keystone logo]

                               SEMIANNUAL REPORT
                                JANUARY 31, 1996

[back]

                                  [boxed copy]
                                    KEYSTONE
                                 FAMILY OF FUNDS
                                    [diamond]
                               Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund, Inc.
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[logo] KEYSTONE
       INVESTMENTS

       P.O. Box 2121
       Boston, Massachusetts 02106-2121

B-4-SAR-3/96
51M                                 [recycled symbol]